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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 21, 2005

ASIA PAYMENT SYSTEMS INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-30013	98-0204780
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

800 5th Avenue, Suite 4100
Seattle, WA 98104
 (Address of principal executive offices and Zip Code)

(206) 447-1379
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

Asia Payment Systems, Inc. today announced that the system development for Phase I of Asia Pay's propriety APAYcard platform is now complete and installed in Japan, and the development for Phase II of APAYcard for the use in China is well underway and expected to be completed Q1 of 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of January, 2005.

ASIA PAYMENT SYSTEMS INC.

BY:	/s/ Charlie Rodriguez
Charlie Rodriguez,
Member of the Board of Directors.